EXHIBIT 10.9

                           LOAN MODIFICATION AGREEMENT

         This Loan Modification Agreement (the "Agreement") is made and entered into this 9TH day of AUGUST, 1995 by and among Eagle National Bank of Miami, a national banking association with its principal place of business at c/o Daniel Acevedo, Jr., 1550 Biscayne Boulevard, Miami, Florida 33132-1488 ("Lender"), and HEICO Corporation, HEICO Aerospace Corporation, Jet Avion Corporation, Jet Avion Heat Treat Corporation, LPI Industries Corporation, Aircraft Technology, Inc., and MediTek Industries, Inc., each a Florida corporation (collectively the "Original Borrower") MediTek Health Corporation, a Florida corporation (the "Guarantor"), and MediTek-Chatham Industries, Inc., MediTek-Palm Beach Gardens, Inc. MediTek-ICOT, Inc., each a Florida corporation (the "Additional Borrowers"; the Original Borrowers and the Additional Borrowers are hereinafter collectively referred to as the "Borrowers" and individually, a "Borrower").

                               W I T N E S S E T H

         WHEREAS, Lender, the Original Borrowers and the Guarantor entered into that certain Loan Agreement dated as of March 31, 1994, as amended by that certain First Amendment to Loan Agreement dated as of May 31, 1994 by and among the Original Borrowers, the Additional Borrowers, the Guarantor and the Lender (collectively, the "Loan Agreement") pursuant to which Lender provided the Borrowers a credit facility in the aggregate principal amount of One Million, Six Hundred Thousand Dollars ($1,600,000.00) (the "Credit Facility") for the purpose of making loans to the Borrowers for purchasing or refinancing equipment to be used in Borrowers' business operations; and

         WHEREAS, Borrowers have requested and Lender has agreed to a modification of the terms and conditions of the Loan Agreement, in accordance with the terms and conditions of this Agreement (this Agreement and the Loan Agreement shall hereafter be referred to as the "Modified Agreement");

         NOW, THEREFORE, in consideration of the premises, the mutual covenants set forth below and the sum of $10.00, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledge, Borrowers and Lender agree as follows:

                                      TERMS

         1. REAFFIRMATION OF LOAN AGREEMENT. Except as modified hereby, all of the terms and conditions of the Loan Agreement, as well as all other documents and instruments executed and delivered by Borrowers to Lender in connection therewith, are hereby ratified, affirmed and approved in all respects and shall remain in full force and effect.

         2. DEFINITIONS. Unless otherwise defined all capitalized terms in this Agreement shall have the same meaning as in the Loan Agreement.

         3. THE CREDIT FACILITY. Lender agrees, pursuant to the terms of this Agreement, to extend the period of time the Credit Facility will be available to Borrowers and to increase the aggregate principal amount extended thereunder. Pursuant to the terms and conditions of the Modified Agreement Lender shall make separate term loans in U.S. Dollars to Borrower or Borrowers (as applicable) on a non-revolving basis in such amounts as Parent shall request, provided that the aggregate principal amount extended under the Credit Facility shall not exceed $1,900,000.00. Each separate loan to a Borrower under this Agreement shall be referred to as an "Equipment Loan" and all such loans shall be collectively referred to as the "Equipment Loans". The Credit Facility shall be permanently reduced by the amount of each Equipment Loan made hereunder. The Credit Facility shall be available for an additional period of one year commencing with the date of this Agreement and expiring on the earlier of the date the aggregate principal amount of the Equipment Loans equals $1,900,000.00 or August 1, 1996 (the "Termination Date"). The terms for each Equipment Loan shall remain as set forth in the Loan Agreement.

         4. CREDIT FACILITY FEE. Borrowers agree to pay Lender a non-refundable credit facility fee in the amount of Eight Thousand Dollars ($8,000.00) upon the execution of this Agreement. The facility fee is paid to Lender as compensation for committing to make funds available to Borrowers under the Credit Facility, as set forth in paragraph 3 above, and is not paid as compensation for the Credit Facility or for any other purpose.

         5. CONFLICT. The provisions of this Agreement shall control in the event of any conflict between it and any of the Loan Documents, except that the provisions of the Notes and security agreements (given pursuant to paragraph
2.3 of the Loan Agreement, the "Security Agreements") shall control in the event of any conflict between the Notes or the Security Agreements and this Agreement.

         6. TIME. Time is of the essence with respect to all matters set forth herein.

         7. WAIVER, MODIFICATION OR CANCELLATION. Any waiver, alteration or modification of any of the provisions of this Agreement shall not be valid unless in writing and signed by the parties hereto.

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         8.       WAIVER OF JURY TRIAL. ALL PARTIES TO THIS AGREEMENT HEREBY
KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THEIR RESPECTIVE RIGHTS TO
A TRIAL BY JURY IN ANY LAWSUIT, PROCEEDING, OR COUNTERCLAIM BASED UPON, OR ARISING OUT OF THIS AGREEMENT, THE EQUIPMENT LOANS, THE LOAN DOCUMENTS AND ANY AGREEMENT EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OR OMISSIONS OF EITHER PARTY. THIS PROVISION FOR WAIVER OF A JURY TRIAL IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS AGREEMENT AND TO MAKE THE EQUIPMENT LOANS.

         9. FURTHER ASSURANCES. At all times following the date of this Agreement, Borrowers agree to execute and deliver, or to cause to be executed and delivered, such documents and to do, or cause to be done, such other acts and things as might be reasonably requested by Lender to effectuate the terms and provisions of this Agreement and the transactions contemplated herein to assure that the benefits of this Agreement are realized by the parties hereto.

         IN WITNESS WHEREOF, Borrowers (Parent and Subsidiaries) and Lender have hereunto caused these presents to be executed on this date first above written.

WITNESSES:                         PARENT:

                                   HEICO CORPORATION, a Florida
                                   corporation

 /S/ELIZABETH R. LETENDRE          By: /S/THOMAS S. IRWIN
-------------------------              ------------------------------
                                   Name:  THOMAS S. IRWIN
 /S/GENEVIEVE A. YOUNG             Title: EXECUTIVE VICE PRESIDENT
-------------------------
                                               [CORPORATE SEAL]


                                   LENDER:

                                   EAGLE NATIONAL BANK OF MIAMI, a
                                   National banking association

__________________________         By: /S/DANIEL ACEVEDO, JR.
                                       -------------------------------
                                   Name:  DANIEL ACEVEDO, JR.
                                   Title: ASSISTANT VICE PRESIDENT

                  (Signatures Continue on the Following Pages)

                                   SUBSIDIARIES:

WITNESSES:                         JET AVION CORPORATION, a Florida
                                   corporation

 /S/ELIZABETH R. LETENDRE          By: /S/THOMAS S. IRWIN
------------------------------         -------------------------------
                                   Name:  THOMAS S. IRWIN
 /S/GENEVIEVE A. YOUNG             Title: TREASURER
------------------------------
                                              [CORPORATE SEAL]

WITNESSES:                         HEICO AEROSPACE CORPORATION, a
                                   Florida corporation

 /S/ELIZABETH R. LETENDRE          By: /S/THOMAS S. IRWIN
------------------------------         -------------------------------
                                   Name:  THOMAS S. IRWIN
 /S/GENEVIEVE A. YOUNG             Title: VICE CHAIRMAN AND TREASURER
------------------------------
                                              [CORPORATE SEAL]

WITNESSES:                         JET AVION HEAT TREAT CORPORATION, a
                                   Florida corporation

 /S/ELIZABETH R. LETENDRE          By: /S/THOMAS S. IRWIN
------------------------------         -------------------------------
                                   Name:  THOMAS S. IRWIN
 /S/GENEVIEVE A. YOUNG             Title: TREASURER
------------------------------
                                              [CORPORATE SEAL]

WITNESSES:                         LPI INDUSTRIES CORPORATION, a
                                   Florida corporation

 /S/ELIZABETH R. LETENDRE          By: /S/THOMAS S. IRWIN
------------------------------         -------------------------------
                                   Name:  THOMAS S. IRWIN
 /S/GENEVIEVE A. YOUNG             Title: TREASURER
------------------------------
                                              [CORPORATE SEAL]

WITNESSES:                         MEDITEK HEALTH CORPORATION, a
                                   Florida corporation

 /S/ELIZABETH R. LETENDRE          By: /S/THOMAS S. IRWIN
------------------------------         -------------------------------
                                   Name:  THOMAS S. IRWIN
 /S/GENEVIEVE A. YOUNG             Title: EVP AND TREASURER
------------------------------
                                              [CORPORATE SEAL]

                  (Signatures Continue on the Following Pages)

WITNESSES:                         AIRCRAFT TECHNOLOGY, INC., a Florida
                                   corporation

 /S/ELIZABETH R. LETENDRE          By: /S/THOMAS S. IRWIN
------------------------------         -------------------------------
                                   Name:  THOMAS S. IRWIN
 /S/GENEVIEVE A. YOUNG             Title: TREASURER
------------------------------
                                              [CORPORATE SEAL]

WITNESSES:                         MEDITEK INDUSTRIES, INC., a Florida
                                   corporation

 /S/ELIZABETH R. LETENDRE          By: /S/THOMAS S. IRWIN
------------------------------         -------------------------------
                                   Name:  THOMAS S. IRWIN
 /S/GENEVIEVE A. YOUNG             Title: EVP AND TREASURER
------------------------------
                                              [CORPORATE SEAL]

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